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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 6, 2002


                              ACE SECURITIES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-81236                    56-2088493
          --------                  ---------                    ----------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                            28211
--------------------                                                -----
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.







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Item 5.  Other Events.
         ------------

                  On or about December 10, 2002, the Registrant will cause the issuance and sale of approximately $696,510,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2002, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

                  In connection with the sale and the Series 2002-HE3, Class A-1, Class A-2A , Class A-2B, Class A-2C, Class A-IO, Class M-1, Class M-2, and Class M-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-81236, which Computational Materials are being filed as an exhibit to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
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                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                         DESCRIPTION
-----------         -----------                         -----------
     1                   99               Computational Materials--Computational
                                          Materials (as defined in Item 5) that
                                          have been provided by the Underwriter
                                          to certain prospective purchasers of
                                          ACE Securities Corp. Home Equity Loan
                                          Trust Asset Backed Pass-Through
                                          Certificates, Series 2002-HE3 (filed
                                          in paper pursuant to the automatic SEC
                                          exemption pursuant to Release 33-7427,
                                          August 7, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 6, 2002

                                                     ACE SECURITIES CORP.


                                                     By: /s/ Douglas K. Johnson
                                                         ----------------------
                                                     Name:   Douglas K. Johnson
                                                     Title:  President


                                                     By: /s/ Evelyn Echevarria
                                                         ----------------------
                                                     Name:   Evelyn Echevarria
                                                     Title:  Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   Filed Manually
                                                                  Materials